Exhibit 99.2

Sabre Corporation Announces Pricing of Upsized Senior Secured Notes Offering

SOUTHLAKE, Texas, September 15, 2026 — Sabre Corporation (“Sabre”) (Nasdaq: SABR) today priced an upsized offering by its wholly owned indirect subsidiary Sabre Financial Borrower, LLC (“Sabre Financial”) of $1,350,000,000 (upsized from $1,100,000,000) aggregate principal amount of 9.875% Senior Secured Notes due 2032 (the “Secured Notes”). The offering of the Secured Notes is expected to close on September 28, 2026, subject to customary closing conditions.

The Secured Notes will pay interest semi-annually in arrears, at a rate of 9.875% per year, and will mature on October 15, 2032. The Secured Notes will be fully and unconditionally guaranteed, jointly and severally, on a secured basis by Sabre Financing Holdings LLC (“Sabre Financing”), Sabre Financial’s direct parent company, and certain of Sabre’s existing and future foreign subsidiaries (the “Foreign Guarantors”), with the guarantees of the Foreign Guarantors limited to an aggregate amount of $400 million. The Secured Notes and related note guarantees will be secured, subject to permitted liens, by a first-priority security interest in substantially all present and hereafter acquired property and assets of Sabre Financial and Sabre Financing, and with respect to the Foreign Guarantors, up to an amount of $400 million (other than certain excluded assets). In addition, the collateral will also consist of a pledge of the loan receivables due to Sabre Financial under the New Intercompany Loan (as defined below), together with the intercompany note and endorsement blank, and a pledge of all equity interests in Sabre Financial held by Sabre Financing. Certain guarantees by the Foreign Guarantors and related collateral will be granted after the issue date of the Secured Notes.

Sabre Financial will use the gross proceeds from the sale of the Secured Notes to fund a new intercompany loan (the “New Intercompany Loan”) to Sabre GLBL Inc. (“Sabre GLBL”). Sabre GLBL intends to use a portion of the proceeds from the New Intercompany Loan to prepay the existing intercompany loan between Sabre Financial and Sabre GLBL at a prepayment price equal to 100% of the outstanding principal amount thereof, plus a customary make-whole premium and accrued and unpaid interest thereon to, but excluding, the prepayment date. Sabre GLBL intends to use the remaining proceeds of the New Intercompany Loan after such prepayment, and Sabre Financial intends to use the proceeds received in connection with such prepayment, to prepay, redeem or repurchase certain of its existing indebtedness in the open market, in privately negotiated transactions, through tender or exchange offers, or otherwise, including pursuant to Sabre Financial’s concurrently announced tender offer and consent solicitation (the “Sabre Financial Tender Offer”) in respect of Sabre Financial’s existing 11.125% senior secured notes due 2029, and/or pursuant to the terms of the agreements governing such indebtedness, as well as to pay related accrued and unpaid interest, premium, fees and expenses. In connection with the upsize of the offering, Sabre GLBL intends to launch tender offers (the “Sabre GLBL Tender Offers”) for certain of its existing senior secured notes, subject to a maximum aggregate purchase price, excluding accrued and unpaid interest, of $250,000,000 (as such amount may be subsequently amended in Sabre GLBL’s sole discretion).

The Secured Notes and the related note guarantees have been offered in a private offering to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States in accordance with Regulation S under the Securities Act. The Secured Notes and the related note guarantees have not been, and will not be, registered under the Securities Act or any state securities laws. The Secured Notes and the related note guarantees may not be offered or sold in the United States or to, or for the benefit of, U.S. persons absent registration under, or an applicable exemption from, the registration requirements of the Securities Act and applicable state securities laws.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the Secured Notes or any other security, and shall not constitute an offer, solicitation or sale in any jurisdiction in which, or to any persons to whom, such offering, solicitation or sale would be unlawful. Any offers of the Secured Notes will be made only by means of a private offering circular. In addition, this press release does not constitute an offer to tender or the solicitation of an offer to tender any secured notes or deliver consents in the concurrent Sabre Financial Tender Offer, or an offer to tender or the solicitation of an offer to tender any secured notes in the Sabre GLBL Tender Offers, and shall not constitute an offer, solicitation or exchange in any jurisdiction in which, or to any persons to whom, such offering, solicitation or exchange would be unlawful.

About Sabre

Powering the agentic revolution in travel. Sabre is an AI-native technology leader, backed by one of the world’s largest travel data clouds. With AI at its core and operating at unparalleled scale, Sabre transforms insights into innovation, empowering airlines, hoteliers, agencies and other partners to retail, distribute and fulfill travel worldwide. Sabre is built on an open, modular, cloud-native architecture and serves as the backbone for both established leaders and bold, new disruptors, guiding them to the next age of travel retailing through intelligent, connected, and personalized experiences.

Forward-Looking Statements

Statements made in this press release that are not descriptions of historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on management’s current expectations and assumptions and are subject to risks and uncertainties. Any statements that are not historical or current facts are forward-looking statements, including those related to the terms, timing and completion of the offering of the Secured Notes and the use of the proceeds therefrom. In many cases, you can identify forward-looking statements by terms such as “expects,” “outlook,” “intends,” “will,” “may,” “believes,” “pro forma,” “normalized,” “plans,” “predicts,” “potential,” “estimates,” “intends,” “should,” “could,” “anticipates,” “likely,” “commit,” “guidance,” “anticipate,” “incremental,” “provisional,” “preliminary,” “forecast,” “continue,” “strategy,” “confidence,” “objective,” “project,” or the negative of these terms or other comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. There can be no assurance that the offering of the Secured Notes, the Sabre Financial Tender Offer or the Sabre GLBL Tender Offers will be consummated on the terms described herein or at all. More information about potential risks and uncertainties that could affect our business and results of operations is included in the “Risk Factors” and “Forward-Looking Statements” sections in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 18, 2026, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, filed with the SEC on August 6, 2026, and in our other filings with the SEC. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, outlook, guidance, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. Unless required by law, we undertake no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date they are made.

SABR-F

Media Contacts:

Cassidy Smith-Broyles

Cassidy.Smith-Broyles@sabre.com

sabrenews@sabre.com

Investors:

Roushan Zenooz

sabre.investorrelations@sabre.com